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1

USCB Financial Holdings, Inc.

Q1 2025 Form 10-Q
Exhibit 10.1
CHANGE IN CONTROL AGREEMENT
THIS

CHANGE

IN

CONTROL

AGREEMENT

(the "Agreement")

is

made
as

of the
25
th]
day

of

Marc
h

2025
by and between U.S.

Century Bank, with Corporate Offices

located at

2301 NW

87
th

Ave.,

Doral, FL 33172
(hereinafter called the

"Bank")

and Ms. Maricarmen Logrono ("Executive").
WHEREAS,
as consideration for

Executive's continued

employment with

the Bank as

Executive Vice
President/Chief Risk Officer,

the parties hereto,

intending to be

legally bound, agree

as follows:
1.
Payment Upon

Change in

Control.

In the event

of a

Change in

Control (as defined

herein) during
the term

of this

Agreement,

the Bank

agrees

to pay

Executive

a cash payment

equal to one

times
the

Base

Annual

Salary of

Executive received

during the

one (1)

year period

prior to

the Change
in Control, to

be paid within

thirty (30) days

of the consummation

of the Change

in Control.
The
Bank's provision of this benefit

to Executive is made

without regard to whether,

or for
how long, Executive remains

employed with the surviving

company subsequent to the

Change
in Control.
2.
Change in

Control.

"Change in

Control” shall mean the

occurrence of

an event described

in (i),
(ii), (iii), or (iv) below:
(i)
Any person or

group (within

the meaning

of Sections

13(d) and

14(d) of

the Securities
Exchange Act

of 1934,

as amended

(the "Exchange

Act"),

other than

USCB Financial
Holdings, Inc. (the

"Company"),

an affiliate

of the Company

or a

trustee or

other fiduciary
holding

securities

under

an

employee

benefit

plan

of

the
Company

or

the
Bank

or

a
corporation

owned

directly

or

indirectly

by

the

stockholders

of

the
Company in
substantially the same proportions as their ownership of stock of the Company,

becomes
the

beneficial

owner

(within

the

meaning

of

Rule

13(d)(3)

under

the

Exchange

Act,
directly or indirectly (which shall include

securities issuable upon

conversion, exchange
or otherwise) or

securities representing 50% or

more of

the combined voting power of

the
Company’s or the

Bank’s

then-outstanding

securities

entitled

generally

to vote

for

the
election of directors.
(ii)
Consummation of an agreement to merge or consolidate with

another entity (other than a
majority-controlled

subsidiary

of

the

Company)

unless

the

Company's

stockholders
immediately

before

the

merger

or consolidation

own

more

than

50%

of the

combined
voting power of the resulting entity's voting securities (giving effect to the conversion or exchange of

securities issued

in the

merger or

consolidation to

the other

entity that

are
convertible or exchangeable

for voting

securities) entitled

generally to

vote for

the election
of directors.
(iii)
Consummation

of

an

agreement

(including,

without

limitation,

an

agreement

of
liquidation) to sell or otherwise dispose of

all or substantially all of the business or assets
of the Company or the Bank; or
(iv)
Individuals who, as of the date hereof, constitute the Board of Directors of the Company
(the

"Incumbent
Board")

cease

for

any

reason

during

any

12

month

period to
constitute at least a

majority of the Board,

provided that any person

becoming a director
subsequent

to

the

date

hereof

whose

election

or

nomination

for

election

by

the
stockholders of the Company is approved by a vote of at least a majority of directors then constituting the
Incumbent

Board shall

be, for

purposes of

this Agreement,

considered
as though such person were a member of the Incumbent Board.
Notwithstanding

the foregoing,

no event shall

constitute

a Change in Control

unless such

event
shall also constitute

a change in

control as

defined in Section

409A of the

Internal

Revenue

Code
of 1986, as amended.

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2

USCB Financial Holdings, Inc.

Q1 2025 Form 10-Q
3.
Severability.

Should any provision of this

Agreement be declared or determined by any court
of competent

jurisdiction to

be

unenforceable

or

invalid

for any

reason,

the validity

of the
remaining

parts, term or provisions

of this Agreement

shall

not

be affected

thereby and

the
invalid or

unenforceable

part,

term

or

provision

shall

be

deemed

not

to

be

a

part

of

this
Agreement.
4.
Applicable Law/Forum.

This Agreement has been entered into and

shall be governed by and
construed under the internal

laws of the State of

Florida, without regard to conflicts

of laws or
principles. All suits, proceedings and other actions relating to, arising out of or in connection
with this

Agreement

will be

submitted solely

to

the in

personam jurisdiction

of

the

United States
District Court for the Southern

District of Florida ("Federal Court") or to the Circuit Court in
Broward

County

or

MiamiDade County.

Executive

hereby

waives

any

claims

against

or
objections to such in

personam jurisdiction and venue.
5.
Notice.

All

notices

and

other

communications

hereunder

shall

be in

writing

and

shall

be
deemed

to have been

given only if and when

personally delivered

or three (3) business days
after mailing, postage

prepaid, registered

or certified mail,

or when delivered

(and receipted
for) by an express delivery service, addressed in each case as follows. As to notices provided
to the Bank, notices shall

be sent to the Human

Resources

Department

at

the address

of the
Bank listed

in the

introductory paragraph of this Agreement.

As

to

notices

to

Executive,

notices
shall be

sent to
the
address provided

below in the

signature block hereto.

Executive and

Bank may
change the address

for the giving of notices.
6.
Complete Agreement. This Agreement represents the complete

agreement between Executive
and the

Bank regarding

the subject matter

of this

Agreement.

This Agreement is

in no

way
dependent upon

the performance of

any other

contract or

agreement that

may have

been or

may
be entered into

between Executive and Bank and remains in

effect during the

pendency of this
Agreement.

As such, the

breach or

alleged breach

of any

other contract

or agreement

is no
defense to enforcement of this

Agreement.
All prior agreements, if

any, between the Bank and
Executive with respect

to the matters

agreed to herein

are hereby superseded

and shall have

no
force or effect.
7.
Amendments

in

Writing.

No

amendment,

modification,

waiver,

or

other

change

to

this
Agreement shall

in any

event

be effective

unless the same

shall

be in

writing, specifically
identifying this Agreement

and the provision intended

to be

changed and signed by

Bank and
Executive,

and

each

such

change shall be effective only in the

specific instance and for the
specific

purpose

for which

it

is given.

No

provision

of

this

Agreement

shall

be

varied,
contradicted or

explained by

any oral

agreement, course

of dealing

or

performance

or

any

other
matter not set

forth in an

agreement in writing and signed by Executive and the

Bank.
8.
Term of the

Agreement.
Subject to

the terms

hereof, the

term of

this Agreement

shall commence
on the date

hereof and terminate

on December 31,

2027 (the
"Initial Term ").

Prior to December
31, 2025

(the “Extension Anniversary Date”)

and each annual

anniversary thereafter of the
Extension

Anniversary

Date,

the

Board

of

Directors

of

the

Bank

or

the

Compensation
Committee

thereof

shall

consider

and

review

(with

appropriate

corporate

documentation
thereof, and after taking into account all

relevant factors, including Executive’s performance
hereunder) a one-year extension of

the term of this

Agreement. If the Board

of Directors or
the

Compensation

Committee

thereof

approve

such

an

extension,

then

the

term

of

this
Agreement shall be so extended

as of the Extension

Anniversary Date or any

relevant annual
anniversary

of

such

date

unless

the

Executive

gives

written

notice

to

the

Bank

of

the
Executive’s election not to extend the

term, with such written

notice to be given

not less than
thirty (30) days prior

to the Extension Anniversary Date

or any relevant annual

anniversary
of such

date. If

the Board

of Directors

elects not

to extend

the term,

it shall

give written

notice
of

such

decision

to

the

Executive

not

less

than

thirty

(30)

days

prior

to

the

Extension
Anniversary Date or

any annual

anniversary of such

date.

If any

party gives

timely notice
that

the

term

will

not

be

extended

as

of

the

Extension

Anniversary

Date

or

any

annual

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3

USCB Financial Holdings, Inc.

Q1 2025 Form 10-Q
anniversary of such date, then this Agreement

and the rights and obligations provided herein
shall terminate at the conclusion of its remaining term.

References herein to the term of this
Agreement

shall

refer

both

to

the

Initial

Term

and

successive

terms

as

the

term

of

this
Agreement is extended in accordance with the terms

hereof.
9. Regulatory Actions .

The following provisions

shall be applicable

to the parties

hereto or any
successor thereto, and shall be controlling in the event of a conflict with any other provision of this Agreement, including without limitation

Section 1 hereof:
(i)
If Executive is

suspended from office

and/or temporarily prohibited from

participating
in the

conduct of

the Bank’s

affairs pursuant

to notice

served under

Section 8(e)(3) or
Section 8(g)(1) of the Federal Deposit Insurance Act (“FDIA”)(12 U.S.C. §§1818(e)(3)
and 1818(g)(1)), the Bank’s

obligations under this Agreement shall be

suspended as of
the date of

service, unless

stayed by

appropriate proceedings.

If the charges

in the notice
are dismissed, the Bank will:

(i) pay Executive all or part

of the compensation withheld
while its obligations under this Agreement were

suspended, and (ii) reinstate (in whole
or in part) any of its obligations which were suspended.
(ii)
If Executive is removed

from office and/or permanently

prohibited from participating

in
the conduct

of the

Bank’s

affairs by

an order

issued under

Section 8(e)(4)

or Section
8(g)(1) of

the

FDIA

(12 U.S.C.

§§1818(e)(4) and

(g)(1)), all

obligations of

the

Bank
under

this Agreement

shall terminate

as

of

the

effective

date

of

the

order,

but

vested
rights of Executive and the Bank as of the date

of termination shall not be affected.
(iii)
If

the

Bank

is

in

default,

as

defined

in

Section

3(x)(1)

of

the

FDIA

(12

U.S.C.
§1813(x)(1)),

all

obligations

under

this

Agreement

shall

terminate

as

of

the

date

of
default, but vested

rights of Executive

and the Bank

as of the

date of termination

shall
not be affected.
(iv)
Notwithstanding any

other provision

of this

Agreement to

the contrary,

any payments
made

to

Executive

pursuant

to

this

Agreement,

or

otherwise,

are

subject

to

and
conditioned upon

their compliance

with Section

18(k) of the

FDIA (12

U.S.C. §1828(k))
and 12 C.F.R.

Part 359.
10.
Nature

of

Obligations.
Nothing

contained

herein

shall

be

deemed

to

create

other

than

a
terminable at will

employment relationship between

the Bank and

Executive, and the

Bank may
terminate

Executive’s

employment

at

any

time,

subject

to

providing

any

payments

specified
herein in accordance with the terms

hereof.
11.
Acknowledgment. Executive acknowledges that Executive has read this

Agreement in full and
completely understands all of its terms and obligations

and enters into this Agreement freely
and voluntarily, and

after having

the

opportunity to

consult with

representatives

of
Executive's
own choosing and that Executive's

agreement is freely given.
IN WITNESS WHEREOF, the parties

hereto have duly

executed this Agreement

as of the date

first
above mentioned.

U.S. Century Bank

Executive

By: /s/Luis de la Aguilera

/s/Maricarmen Logrono

Title:

President and Chief Executive Officer

Print Name:

Maricarmen Logrono

Address:

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